Exhibit 21.1

The following were the subsidiaries of the Company as of December 31, 2023:

Company Name	Country of Incorporation / Organization
Gras Savoye Algerie Services	Algeria
Asifina S.A.	Argentina
WFD Consultores S.A.	Argentina
Willis Towers Watson Argentina S.A.	Argentina
Willis Towers Watson Consultores S.A.	Argentina
Willis Towers Watson Corredores de Reaseguros S.A.	Argentina
Aerosure Asia Pacific Pty Ltd	Australia
CKA Risk Solutions Pty Ltd	Australia
Cortex Global Risk Australia Pty Limited	Australia
Cortex Global Risk Pty Limited	Australia
Richard Oliver Underwriting Managers Pty Ltd	Australia
Risk Capital Advisors Australia Pty Limited	Australia
Risk Capital Advisors Pty Limited	Australia
Towers Watson Australia Pty Ltd	Australia
Towers Watson Superannuation Pty Ltd	Australia
Trinity Processing Services (Australia) Pty Ltd	Australia
Willis Australia Group Services Pty Ltd	Australia
Willis Australia Limited	Australia
Willis Employee Benefits Pty Ltd	Australia
Willis Towers Watson Australia Holdings Limited	Australia
Wycomp Pty Ltd	Australia
Willis Towers Watson Austria GmbH	Austria
Unity Willis Towers Watson Corp.	Bahamas
Willis Towers Watson Consulting	Belgium
Willis Towers Watson SA/NV	Belgium
MERIDIAN INSURANCE COMPANY LIMITED	Bermuda
PPH Limited	Bermuda
RePlace Holding LLC	Bermuda
Towers Watson (Bermuda) Ltd.	Bermuda
Willis (Bermuda) Limited	Bermuda
Willis Investment Holding (Bermuda) Limited	Bermuda
Willis Towers Watson Management (Bermuda) Limited	Bermuda
WTW Bermuda Holdings Ltd.	Bermuda
Sertec Servicos Tecnicos de Inspecao, Levantamentos e Avaliacoes Ltda.	Brazil
Towers Watson Consultoria Ltda.	Brazil
WFB Partipacoes Ltda.	Brazil
Willis Affinity Corretores de Seguros Ltda.	Brazil
Willis Corretora de Resseguros Ltda.	Brazil
Willis Corretores de Seguros Ltda.	Brazil
York Vale Corretora e Administradora de Seguros Limitada	Brazil
Gras Savoye (Cambodia) Insurance Broker Plc	Cambodia
Willis Towers Watson Cameroun SA	Cameroon
Towers Watson Canada Inc.	Canada
Willis Canada Inc.	Canada
Willis Holding Company of Canada Inc.	Canada
WTW Investment Management Canada Limited	Canada
Willis Towers Watson Management (Cayman) Limited	Cayman Islands
Willis Chile Limitada	Chile
Willis Towers Watson Consultores S.A.	Chile
Willis Towers Watson Corredores de Reaseguros Limitada	Chile
Willis Towers Watson S.A. Corredores de Seguros	Chile

Towers Watson Consulting (Shanghai) Limited	China
Towers Watson Management Consulting (Shenzhen) Co., Ltd.	China
Willis (Shanghai) Business Consulting Co., Ltd.	China
Willis Insurance Brokers Co. Ltd.	China
Willis Towers Watson Colombia Corredores de Reaseguros S.A.	Colombia
Willis Towers Watson Colombia Corredores de Seguros S.A.	Colombia
Willis Towers Watson Consultores Colombia S.A.S.	Colombia
Willis Towers Watson Congo SA	Congo
Unity Corredores de Seguros S.A.	Costa Rica
Willis Towers Watson Cote d’Ivoire SA	Cote d’Ivoire
Willis Towers Watson d.o.o.	Croatia
JRC Metropolitan Trust Holdings Limited	Cyprus
Willis Towers Watson Insurance Broking (Czech Republic) s.r.o.	Czech Republic
Willis Towers Watson s.r.o.	Czech Republic
WIA I/S	Denmark
Willis Towers Watson A/S	Denmark
Willis Towers Watson Consultancy Services I/S	Denmark
Willis Towers Watson I/S	Denmark
WTW ApS	Denmark
Willis Towers Watson Egypt SAE	Egypt
Willis Towers Watson Re Egypt SAE	Egypt
Willis Towers Watson Risk Solutions Egypt SAE	Egypt
WTW Corredores de Seguros El Salvador, S.A. de C.V.	El Salvador
Willis Towers Watson Oy Ab	Finland
Sageris	France
Willis/GS France	France
Willis Towers Watson France	France
Willis Towers Watson SAS	France
WTW Underwriting Solutions France	France
Willis Towers Watson Tahiti	French Polynesia
Gras Savoye Gabon SA	Gabon
Willis Towers Watson Assekuranzdienste GmbH	Germany
Willis Towers Watson GmbH	Germany
Willis Towers Watson Holding GmbH	Germany
Willis Towers Watson Investments GmbH	Germany
Willis Towers Watson Versicherungsmakler GmbH	Germany
Willis Towers Watson Versicherungsservice GmbH	Germany
Willis Towers Watson Vorsorge Trust GmbH	Germany
WMN GmbH i.L.	Germany
WTW Pensionsfonds AG	Germany
WTW Treuhand GmbH	Germany
WV Versicherungsmakler GmbH	Germany
Zeitinvest-Service GmbH	Germany
Willis Towers Watson Ghana Ltd	Ghana
Willis Towers Watson Management (Gibraltar) Limited	Gibraltar
Willis Towers Watson Greece Insurance Agents Single Member S.A.	Greece
Willis Towers Watson Greece Insurance Brokers S.A.	Greece
Willis Towers Watson Kendriki Greece Insurance Works S.A.	Greece
Promotores Unity - Corredores de Seguros, Sociedad Anonima	Guatemala
Lime Street Insurance Guernsey PCC Limited	Guernsey
Willis Towers Watson Finance (Guernsey) Limited	Guernsey
Willis Towers Watson Guernsey ICC Limited	Guernsey
Willis Towers Watson Holdings (Guernsey) Limited	Guernsey
Willis Towers Watson Management (Guernsey) Limited	Guernsey
WTW Holdings (Guernsey) 2 Limited	Guernsey
WTW Treasury (Guernsey) 2 Limited	Guernsey

WTW Treasury (Guernsey) Limited	Guernsey
WTW Corredores de Seguros Honduras	Honduras
Towers Watson Hong Kong Limited	Hong Kong
Towers Watson Investment Services Hong Kong Limited	Hong Kong
Willis Hong Kong Limited	Hong Kong
Willis Management (HK) Pty Limited	Hong Kong
Willis Towers Watson Securities (Hong Kong) Limited	Hong Kong
Willis Towers Watson Holdings (Hungary) Kft.	Hungary
Willis Towers Watson Magyarorszag Biztositasi Alkusz es Tanacsado Kft	Hungary
Acclaris Business Solutions Private Limited	India
Ternary Risk Consultancy and Management Private Limited	India
Willis Consulting Services Private Limited	India
Willis Towers Watson India Insurance Brokers Private Limited	India
Willis Towers Watson India Private Limited	India
WTW Global Delivery and Solutions India Private Limited	India
PT Towers Watson Indonesia	Indonesia
PT Willis Reinsurance Brokers Indonesia	Indonesia
PT Willis Towers Watson Insurance Broker Indonesia	Indonesia
LifeSight Ireland Trustees DAC	Ireland
Towers Watson Investment Management (Ireland) Limited	Ireland
Trustee Principles Limited	Ireland
Willis GS Ireland Unlimited Company	Ireland
Willis Human Capital & Benefits Ireland Limited	Ireland
Willis Towers Watson (Ireland) Limited	Ireland
Willis Towers Watson EP Unlimited Company	Ireland
Willis Towers Watson Holdings (Ireland) Limited	Ireland
Willis Towers Watson Insurances (Ireland) Limited	Ireland
Willis Towers Watson Life and Pensions Limited	Ireland
Willis Towers Watson Management (Dublin) Limited	Ireland
Willis Towers Watson Sub Holdings Unlimited Company	Ireland
Willis Towers Watson Trade Credit and Surety Limited	Ireland
WTW Appaloosa Limited	Ireland
Willis Towers Watson Administration (Isle of Man) Limited	Isle of Man
Willis Towers Watson Management (Isle of Man) Limited	Isle of Man
Willis Towers Watson Israel Insurance Brokers Ltd	Israel
Towers Watson Italia Srl	Italy
Willconsulting Srl	Italy
Willis General Agency Srl	Italy
Willis Italia S.p.A	Italy
Towers Watson Investment Services K.K.	Japan
Towers Watson KK	Japan
Willis Consulting K.K.	Japan
Willis Japan Holdings K.K.	Japan
Willis Japan Services K.K.	Japan
WTW (Jersey) Limited	Jersey
Willis Towers Watson (Kazakhstan) Insurance Broker LLP	Kazakhstan
Willis Towers Watson Consulting Korea Limited	Korea, Republic of
Willis Towers Watson Insurance Korea Limited	Korea, Republic of
Willis Towers Watson Investments Korea Limited	Korea, Republic of
Gras Savoye Middle East S.A.L Courtier d’Assurances	Lebanon
Towers Perrin Luxembourg Holdings S.à.r.l.	Luxembourg
Watson Wyatt Luxembourg S.à.r.l.	Luxembourg
Willis Towers Watson Luxembourg S.A.	Luxembourg
Willis Towers Watson Management (Luxembourg)	Luxembourg
Towers Watson (Malaysia) Sdn Bhd	Malaysia
Willis Risk Management (Malaysia) Sdn. Bhd.	Malaysia

Willis Towers Watson Management (Labuan) Limited	Malaysia
Lime Street Insurance PCC Limited	Malta
Willis Towers Watson Management (Malta) Limited	Malta
Willis Towers Watson Services (Malta) Limited	Malta
Willis Towers Watson (Mauritius) Ltd	Mauritius
Carsa Consultores, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Towers Watson Mexico, Agente de Seguros, S.A. de C.V.	Mexico
Willis Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
Willis Towers Watson Consultores Mexico, S. de R.L. de C.V.	Mexico
Willis Towers Watson Servicios S. DE R.L. DE C.V.	Mexico
Willis, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Towers Watson Netherlands B.V.	Netherlands
Towers Watson Pension Services B.V.	Netherlands
Willis B.V.	Netherlands
Willis Europe B.V.	Netherlands
Willis Nederland B.V.	Netherlands
Willis Netherlands Holdings B.V.	Netherlands
WTW Global Treasury Company B.V.	Netherlands
Willis Towers Watson Nouvelle-Calédonie	New Caledonia
Willis New Zealand Limited	New Zealand
Invercasa Correduria De Seguros, S.A.	Nicaragua
Willis Towers Watson Nigeria Limited	Nigeria
Willis Forsikringspartner AS	Norway
Willis Towers Watson AS	Norway
Ducruet Risk Services Inc	Panama
L.R. Ducruet E Hijos, S.A.	Panama
Unity Willis Towers Watson Panama Services, S.A.	Panama
Cignium Technologies S.A.C.	Peru
Willis Corredores de Reaseguros S.A.	Peru
Willis Corredores de Seguros S.A.	Peru
WTW Perú Consultores y Comercializadores S.A.C.	Peru
Willis Towers Watson Global Business Services, Inc.	Philippines
Willis Towers Watson Philippines, Inc.	Philippines
WTW Insurance and Reinsurance Brokers Philippines, Inc.	Philippines
Willis Towers Watson Polska Sp. z o.o.	Poland
WTW Consulting Sp. z o.o.	Poland
WTW Services Sp. z o.o.	Poland
Towers Watson (Portugal) Unipessoal, Limitada	Portugal
Willis - Corretores de Seguros, S.A.	Portugal
Willis Towers Watson NSA Portugal SA	Portugal
Willis Towers Watson Puerto Rico Insurance Brokerage Inc.	Puerto Rico
Willis Towers Watson Consulting Romania Srl	Romania
Willis Towers Watson Romania-Broker De Asigurare Reasigurare Srl	Romania
Towers Watson Saudi Arabia LLC	Saudi Arabia
Willis International Limited Regional Headquarters LLC	Saudi Arabia
GIE GRAS SAVOYE SERVICES	Senegal
Willis Towers Watson Consulting Senegal SA	Senegal
Willis Towers Watson Senegal SA	Senegal
Drustvo za posredovanje u osiguranju WILLIS TOWERS WATSON DOO BEOGRAD	Serbia
Willis Towers Watson Brokers (Singapore) Pte. Ltd.	Singapore
Willis Towers Watson Consulting (Singapore) Pte. Ltd.	Singapore
Willis Towers Watson Health & Benefits (SG) Pte. Ltd.	Singapore
Willis Towers Watson Management (Singapore) Pte. Limited	Singapore
Actuary Online (Pty) Ltd	South Africa
Mutual Risk Advisory Services (Pty) Ltd	South Africa

Retirement Online (Pty) Limited	South Africa
Risk Capital Advisors Africa (Pty) Ltd	South Africa
Towers Watson (Pty) Ltd	South Africa
Towers Watson South Africa Holdings (Pty) Limited	South Africa
Willis South Africa (Pty) Limited	South Africa
Bolgey Holding S.A.	Spain
CHANCE UNDERWRITING, S.L.	Spain
Towers Watson de Espana SA	Spain
Willis Affinity Agencia de Seguros Vinculada, S.L.	Spain
Willis Consulting S.L.	Spain
Willis Iberia Correduria de Seguros y Reaseguros SAU	Spain
Willis Towers Watson Services, S.L.	Spain
Willis Towers Watson Consulting AB	Sweden
Willis Towers Watson Holding AB	Sweden
Willis Towers Watson Management (Stockholm) AB	Sweden
Willis Towers Watson Sweden AB	Sweden
Asmarin Verwaltungs AG	Switzerland
Towers Watson AG	Switzerland
Willis AG	Switzerland
Willis Towers Watson Holdings (Switzerland) GmbH	Switzerland
Willis Towers Watson Taiwan Limited	Taiwan
Towers Watson (Thailand) Limited	Thailand
Willis Towers Watson Danismanlik Limited Sirketi	Turkey
Willis Towers Watson Sigorta ve Reasürans Brokerliği Anonim Şirketi	Turkey
Willis Towers Watson Uganda Insurance Brokers Limited	Uganda
Gras Savoye Ukraine, Limited Liability Company	Ukraine
Willis Insurance Brokers LLC	Ukraine
Towers Watson Middle East FZ-LLC	United Arab Emirates
Acappella Transactional Real Estate Limited	United Kingdom
Acclimatise Group Ltd	United Kingdom
Corporate Medical Management Limited	United Kingdom
EMB Management Holdings Limited	United Kingdom
Faber Global Limited	United Kingdom
Friars Street Trustees Limited	United Kingdom
G360 UND LIMITED	United Kingdom
PMI HEALTH GROUP LIMITED	United Kingdom
PMIHG HOLDINGS LIMITED	United Kingdom
Private Medicine Intermediaries Limited	United Kingdom
Sovereign Marine & General Insurance Company Limited (In Scheme of Arrangement)	United Kingdom
Special Contingency Risks Limited	United Kingdom
TA I Limited	United Kingdom
The Wyatt Company (UK) Limited	United Kingdom
The Wyatt Company Holdings Limited	United Kingdom
Towers Perrin (UK) Trustee Company Limited	United Kingdom
Towers Perrin Europe Limited	United Kingdom
Towers Perrin UK Holdings Limited	United Kingdom
Towers Watson Global 2 Limited	United Kingdom
Towers Watson Global 3 Limited	United Kingdom
Towers Watson Global Holdings Limited	United Kingdom
Towers Watson Global Limited	United Kingdom
Towers Watson Investment Management Limited	United Kingdom
Towers Watson Limited	United Kingdom
Towers Watson Pension Scheme Trustees Limited	United Kingdom
Towers Watson Software Limited	United Kingdom
Towers Watson UK Limited	United Kingdom

Trinity Acquisition Plc	United Kingdom
Trinity Processing Services Limited	United Kingdom
TXW Limited	United Kingdom
Watson Wyatt (UK) Acquisitions 1 Limited	United Kingdom
Watson Wyatt (UK) Acquisitions 2 Limited	United Kingdom
Watson Wyatt European Investment Holdings Limited	United Kingdom
Watson Wyatt European Region Limited	United Kingdom
Watson Wyatt Holdings (Europe) Limited	United Kingdom
Watson Wyatt Holdings Limited	United Kingdom
Watson Wyatt Insurance & Financial Services Consulting Holdings Limited	United Kingdom
Watson Wyatt International Limited	United Kingdom
Willis Corporate Director Services Limited	United Kingdom
Willis Corroon (FR) Limited	United Kingdom
Willis Corroon Financial Planning Limited	United Kingdom
Willis Corroon Licensing Limited	United Kingdom
Willis Corroon Nominees Limited	United Kingdom
Willis Employee Benefits Limited	United Kingdom
Willis Faber Limited	United Kingdom
Willis Faber Underwriting Agencies Limited	United Kingdom
Willis Faber Underwriting Services Limited	United Kingdom
Willis Group Limited	United Kingdom
Willis Group Medical Trust Limited	United Kingdom
Willis Group Services Limited	United Kingdom
WILLIS GS UK HOLDINGS LIMITED	United Kingdom
WILLIS GS UK LIMITED	United Kingdom
Willis International Limited	United Kingdom
Willis Investment UK Holdings Limited	United Kingdom
Willis Japan Limited	United Kingdom
Willis Limited	United Kingdom
Willis Overseas Investments Limited	United Kingdom
Willis Pension Trustees Limited	United Kingdom
Willis PMI Group Limited	United Kingdom
Willis Structured Financial Solutions Limited	United Kingdom
Willis Towers Watson Assessment Limited	United Kingdom
WILLIS TOWERS WATSON FRANCE HOLDINGS LIMITED	United Kingdom
WILLIS TOWERS WATSON UK HOLDINGS 2 LIMITED	United Kingdom
WILLIS TOWERS WATSON UK HOLDINGS LIMITED	United Kingdom
WILLIS TOWERS WATSON UK HOLOCENE LIMITED	United Kingdom
2017 Tranzfer Insurance Solutions LLC	United States – Delaware
Acclaris Holdings, Inc.	United States – Delaware
Acclaris, Inc.	United States – Delaware
Acclimatise North America Inc.	United States – New York
Anhelo Insurance Solutions LLC	United States – Delaware
DirectHealth.com LLC	United States – Delaware
Encore Insurance PCC, Limited	United States – Vermont
Extend Health, LLC	United States – Delaware
Extend Insurance Services LLC	United States – Vermont
Liazon Benefits, Inc.	United States – Delaware
Liazon Corporation	United States – Delaware
MG LLC	United States – Delaware
Omni Direct, Inc.	United States – Florida
Premium Funding Associates, Inc.	United States – Connecticut
Professional Consultants Insurance Company, Inc.	United States – Vermont
Q3M Insurance Solutions, LLC	United States – Delaware
Quantum 3 Media, LLC	United States – Delaware
RSDIG Risk Purchasing Group, LLC	United States – Tennessee

Safe Rock Insurance Company	United States – Vermont
Special Contingency Risks Inc.	United States – Delaware
Towers Perrin Capital Corp.	United States – Delaware
Towers Watson Delaware Holdings LLC	United States – Delaware
Towers Watson Investment Services, Inc.	United States – Delaware
Towers Watson Latin America Holdings LLC	United States – Delaware
Towers Watson Middle East Holdings LLC	United States – Delaware
Towers Watson Retiree Insurance Services, Inc.	United States – Delaware
TPF&C International, Inc.	United States – Pennsylvania
Tranzact Holdings Delaware, Inc.	United States – Delaware
Tranzact Holdings, LLC	United States – Delaware
Tranzmobile, LLC	United States – Delaware
Tranzsubco I Corp.	United States – Delaware
Tranzsubco II Corp.	United States – Delaware
Tranzutary DirectHealth Holdings, LLC	United States – Delaware
Tranzutary Holdings LLC	United States – Delaware
Tranzutary Insurance Solutions LLC	United States – Delaware
Tru Broker, LLC	United States – Ohio
TruBridge, Inc.	United States – Ohio
TZ Alpha Insurance Solutions LLC	United States – Delaware
TZ Cancins, LLC	United States – Delaware
TZ Guatemala Holdings LLC	United States – Delaware
TZ Holdings, Inc.	United States – Delaware
TZ Insurance Solutions LLC	United States – Delaware
TZ Midco, Inc.	United States – Delaware
TZ Purchaser, Inc.	United States – Delaware
TZ Purchaser II, Inc.	United States – Delaware
Verita CSG, Inc.	United States – New Hampshire
VTH Solutions LLC	United States – Delaware
Watson Wyatt European Investment Holdings 1, LLC	United States – Delaware
Watson Wyatt European Investment Holdings, Inc.	United States – Delaware
Watson Wyatt International, Inc.	United States – Nevada
Willis Administrative Services Corporation	United States – Tennessee
Willis Americas Administration, Inc.	United States – Tennessee
Willis HRH, Inc.	United States – Virginia
Willis NA Inc.	United States – Delaware
Willis North America Inc.	United States – Delaware
Willis North American Holding Company	United States – Delaware
Willis of Michigan, Inc.	United States – Michigan
Willis of New Jersey, Inc.	United States – New Jersey
Willis Personal Lines, LLC	United States – Delaware
Willis Processing Services, Inc.	United States – New York
Willis Programs of Connecticut, Inc.	United States – Connecticut
Willis Services LLC	United States – Delaware
Willis Towers Watson Analytical Insurance Services Inc.	United States – Delaware
Willis Towers Watson CAC, Inc.	United States – Florida
Willis Towers Watson Insurance Services West, Inc.	United States – California
Willis Towers Watson Management (Vermont), Ltd.	United States – Vermont
Willis Towers Watson Midwest, Inc.	United States – Ohio
Willis Towers Watson Northeast, Inc.	United States – New York
Willis Towers Watson Risk Purchasing Group, Inc.	United States – Delaware
Willis Towers Watson Securities, LLC	United States – Delaware
Willis Towers Watson Southeast, Inc.	United States – Tennessee
Willis Towers Watson US LLC	United States – Delaware
Willis US Holding Company, LLC	United States – Delaware
WTW Delaware Holdings LLC	United States – Delaware

WTW Philippines Holdings LLC	United States – Delaware
WTW Service Center Holdings LLC	United States – Delaware
Willis Towers Watson Uruguay S.A.	Uruguay
Administradora de Riesgos Parsalud, S.A.	Venezuela, Bolivarian Republic of
C.A. Prima Asesoria Tecnica	Venezuela, Bolivarian Republic of
Rontarca Willis, C.A. Sociedad de corretaje de seguros	Venezuela, Bolivarian Republic of
Willis Corretaje de Reaseguros S.A.	Venezuela, Bolivarian Republic of
Willis Towers Watson Consultores C.A.	Venezuela, Bolivarian Republic of
Willis Towers Watson Vietnam Insurance Broker	Vietnam
Unity Group Holdings, Corp.	Virgin Islands, British